Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

Dated as of April 15, 2022

to

CREDIT AGREEMENT

Dated as of April 15, 2019

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of April 15, 2022 by and among Bio-Rad Laboratories, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement, dated as of April 15, 2019, by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree to amend the Credit Agreement as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to replace the definition of “Leverage Ratio” in its entirety to read as follows:

““Leverage Ratio” means, as of any date of calculation, the ratio of (i) the sum of (a) Consolidated Funded Indebtedness outstanding on such date, minus (b) the aggregate amount of all unencumbered cash and Cash Equivalent Investments of the Borrower held on deposit that, in the aggregate, exceeds $200,000,000, to (ii) Consolidated EBITDA for the Borrower’s then most-recently ended four fiscal quarters.”

(b) Section 6.1 of the Credit Agreement is hereby amended to (i) delete the reference to “ninety (90) days” in clause (i) thereof and replace such reference with “one hundred-twenty (120) days” and (ii) delete the reference to “forty-five (45) days” in clause (ii) thereof and replace such reference with “sixty (60) days”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket fees and expenses of one counsel for the Administrative Agent) in connection with this Amendment.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement, as modified, hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Unmatured Default or Default has occurred and is continuing and (ii) the representations and warranties contained in Article V of the Credit Agreement (as amended hereby) are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. For the avoidance of doubt, the provisions of Article XIV of the Credit Agreement apply to this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BIO-RAD LABORATORIES, INC., as the Borrower

By:	/s/ Andy Kim
Name:	Andy Kim
Title:	VP, Treasurer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, and as Administrative Agent

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Executive Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sebastian Lurie
Name:	Sebastian Lurie
Title:	SVP

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

HSBC BANK USA NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marie Alava
Name:	Marie Alava
Title:	SVP- Relationship Manager

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Jack Lonker
Name:	Jack Lonker
Title:	Authorized Signer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

CITIBANK, N.A., as a Lender

By:	/s/ Eugene Yermash
Name:	Eugene Yermash
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eugene Stunson
Name:	Eugene Stunson
Title:	Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

BANK OF THE WEST, as a Lender

By:	/s/ Adriana Collins
Name:	Adriana Collins
Title:	Director

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

CITIZENS BANK, N.A., as a Lender

By:	/s/ Benjamin Silero
Name:	Benjamin Silero
Title:	VP

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Mruk
Name:	David C. Mruk
Title:	SVP

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 15, 2019

Bio-Rad Laboratories, Inc.